Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fourth Quarter Revenue of $448.5 Million and Record Full Fiscal Year 2026 Revenue of $2.0 Billion

AUSTIN, Texas – May 6, 2026 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly shareholder letter that contains the complete financial results for the fourth quarter and full fiscal year 2026, which ended March 28, 2026, as well as the company’s current business outlook.
“Cirrus Logic delivered record revenue and earnings per share in FY26, primarily driven by demand for our components shipping into smartphones, as well as higher PC sales. We are proud of our accomplishments this past year, especially the meaningful progress we made on our strategy to drive application and market diversification,” said John Forsyth, Cirrus Logic president and chief executive officer. “In smartphones, we began developing next-generation camera controllers and a smart power IC, which represents an exciting new application space for the company. We also gained momentum beyond smartphones, delivering strong year-over-year revenue growth in our PC business and expanding our general market product portfolio. With a consistent track record of execution, and an exceptional range of opportunities ahead of us, we believe the business is well positioned for long-term growth.”
Reported Financial Results – Fourth Quarter FY26
•Revenue of $448.5 million;
•GAAP and non-GAAP gross margin of 53.0 percent;
•GAAP operating expenses of $147.3 million and non-GAAP operating expenses of $126.1 million; and
•GAAP earnings per share of $1.56 and non-GAAP earnings per share of $1.95.

Reported Financial Results – Full Fiscal Year 2026
•Revenue of $2.0 billion;
•GAAP and non-GAAP gross margin of 52.8 percent;
•GAAP operating expenses of $593.8 million and non-GAAP operating expenses of $506.4 million; and
•GAAP earnings per share of $7.85 and non-GAAP earnings per share of $9.26.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – First Quarter FY27
•Revenue is expected to range between $430 million and $490 million;
•GAAP gross margin is forecasted to be between 51 percent and 53 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $155 million and $161 million, including approximately $21 million in stock-based compensation expense and $2 million in amortization of acquired intangibles, resulting in a non-GAAP operating expense range between $132 million and $138 million.

Cirrus Logic will host a live Q&A session at 5 p.m. ET today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website.

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statement about our ability to capitalize on the exceptional range of opportunities ahead of us and drive long-term growth;and our estimates for the first quarter fiscal year 2027 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock-based compensation expense, and amortization of acquired intangibles. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the level and timing of orders and shipments during the first quarter of fiscal year 2027; customer cancellations of orders; the failure to place orders consistent with forecasts; changes in government trade policies, including the imposition of tariffs or export restrictions; and global economic conditions and uncertainty, along with the risk factors listed in our Form 10-K for the year ended March 29, 2025 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise, unless required by law.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Twelve Months Ended
	Mar. 28,	Dec. 27,	Mar. 29,	Mar. 28,	Mar. 29,
	2026	2025	2025	2026	2025
	Q4'26	Q3'26	Q4'25	Q4'26	Q4'25
Audio	$257,220	$344,455	$255,326	$1,159,933	$1,137,157
High-Performance Mixed-Signal	191,303	236,169	169,130	837,446	758,920
Net sales	448,523	580,624	424,456	1,997,379	1,896,077
Cost of sales	210,881	272,498	197,720	943,207	900,039
Gross profit	237,642	308,126	226,736	1,054,172	996,038
Gross margin	53.0%	53.1%	53.4%	52.8%	52.5%

Research and development	107,487	113,553	103,420	433,953	434,684
Selling, general and administrative	39,860	41,646	37,370	159,839	150,995
Total operating expenses	147,347	155,199	140,790	593,792	585,679

Income from operations	90,295	152,927	85,946	460,380	410,359

Interest income	10,248	9,276	8,604	36,841	33,086
Other income (expense)	(282)	246	55	(487)	1,469
Income before income taxes	100,261	162,449	94,605	496,734	444,914
Provision for income taxes	18,456	22,139	23,338	82,326	113,407
Net income	$81,805	$140,310	$71,267	$414,408	$331,507

Basic earnings per share	$1.61	$2.75	$1.35	$8.10	$6.24
Diluted earnings per share:	$1.56	$2.66	$1.31	$7.85	$6.00

Weighted average number of shares:
Basic	50,822	51,037	52,756	51,137	53,135
Diluted	52,369	52,698	54,324	52,822	55,241

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Twelve Months Ended
	Mar. 28,	Dec. 27,	Mar. 29,	Mar. 28,	Mar. 29,
	2026	2025	2025	2026	2025
Net Income Reconciliation	Q4'26	Q3'26	Q4'25	Q4'26	Q4'25
GAAP Net Income	$81,805	$140,310	$71,267	$414,408	$331,507
Amortization of acquisition intangibles	1,647	1,648	1,647	6,590	7,130
Stock-based compensation expense	19,847	20,558	19,491	81,811	84,146
Lease impairment	—	—	—	—	1,680
Adjustment to income taxes	(1,020)	(5,818)	(1,772)	(13,538)	(7,866)
Non-GAAP Net Income	$102,279	$156,698	$90,633	$489,271	$416,597

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$1.56	$2.66	$1.31	$7.85	$6.00
Effect of Amortization of acquisition intangibles	0.03	0.03	0.03	0.12	0.13
Effect of Stock-based compensation expense	0.38	0.39	0.36	1.55	1.52
Effect of Lease impairment	—	—	—	—	0.03
Effect of Adjustment to income taxes	(0.02)	(0.11)	(0.03)	(0.26)	(0.14)
Non-GAAP Diluted earnings per share	$1.95	$2.97	$1.67	$9.26	$7.54

Operating Income Reconciliation
GAAP Operating Income	$90,295	$152,927	$85,946	$460,380	$410,359
GAAP Operating Profit	20.1%	26.3%	20.2%	23.0%	21.6%
Amortization of acquisition intangibles	1,647	1,648	1,647	6,590	7,130
Stock-based compensation expense - COGS	289	24	360	976	1,332
Stock-based compensation expense - R&D	12,327	13,280	13,079	51,698	59,184
Stock-based compensation expense - SG&A	7,231	7,254	6,052	29,137	23,630
Lease impairment	—	—	—	—	1,680
Non-GAAP Operating Income	$111,789	$175,133	$107,084	$548,781	$503,315
Non-GAAP Operating Profit	24.9%	30.2%	25.2%	27.5%	26.5%

Operating Expense Reconciliation
GAAP Operating Expenses	$147,347	$155,199	$140,790	$593,792	$585,679
Amortization of acquisition intangibles	(1,647)	(1,648)	(1,647)	(6,590)	(7,130)
Stock-based compensation expense - R&D	(12,327)	(13,280)	(13,079)	(51,698)	(59,184)
Stock-based compensation expense - SG&A	(7,231)	(7,254)	(6,052)	(29,137)	(23,630)
Lease impairment	—	—	—	—	(1,680)
Non-GAAP Operating Expenses	$126,142	$133,017	$120,012	$506,367	$494,055

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$237,642	$308,126	$226,736	$1,054,172	$996,038
GAAP Gross Margin	53.0%	53.1%	53.4%	52.8%	52.5%
Stock-based compensation expense - COGS	289	24	360	976	1,332
Non-GAAP Gross Profit	$237,931	$308,150	$227,096	$1,055,148	$997,370
Non-GAAP Gross Margin	53.0%	53.1%	53.5%	52.8%	52.6%

Effective Tax Rate Reconciliation
GAAP Tax Expense	$18,456	$22,139	$23,338	$82,326	$113,407
GAAP Effective Tax Rate	18.4%	13.6%	24.7%	16.6%	25.5%
Adjustments to income taxes	1,020	5,818	1,772	13,538	7,866
Non-GAAP Tax Expense	$19,476	$27,957	$25,110	$95,864	$121,273
Non-GAAP Effective Tax Rate	16.0%	15.1%	21.7%	16.4%	22.5%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.35	$0.42	$0.43	$1.56	$2.05
Adjustments to income taxes	0.02	0.11	0.03	0.26	0.14
Non-GAAP Tax Expense	$0.37	$0.53	$0.46	$1.82	$2.19

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Mar. 28,	Dec. 27,	Mar. 29,
	2026	2025	2025
ASSETS
Current assets
Cash and cash equivalents	$800,930	$778,083	$539,620
Marketable securities	86,697	44,280	56,160
Accounts receivable, net	220,149	278,989	216,009
Inventories	240,871	189,483	299,092
Prepaid assets	47,587	54,373	48,236
Prepaid wafers	14,733	32,873	52,560
Other current assets	22,741	31,268	28,057
Total current Assets	1,433,708	1,409,349	1,239,734

Long-term marketable securities	266,160	259,564	239,036
Right-of-use lease assets	120,676	123,432	126,688
Property and equipment, net	143,975	148,352	159,900
Intangibles, net	20,727	22,619	27,461
Goodwill	435,936	435,936	435,936
Deferred tax asset	49,824	38,247	48,150
Long-term prepaid wafers	—	—	15,512
Other assets	18,368	19,021	34,656
Total assets	$2,489,374	$2,456,520	$2,327,073

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$80,645	$68,863	$63,162
Accrued salaries and benefits	52,723	49,769	52,075
Software license agreements	22,229	26,803	26,745
Lease liability	19,872	19,713	21,811
Other accrued liabilities	19,187	19,043	31,395
Total current liabilities	194,656	184,191	195,188

Non-current lease liability	114,105	117,599	121,908
Non-current income taxes	46,721	46,033	44,040
Other long-term liabilities	5,896	5,468	16,488
Total long-term liabilities	166,722	169,100	182,436

Stockholders' equity:
Capital stock	1,945,958	1,925,238	1,860,281
Accumulated earnings	184,881	178,693	90,351
Accumulated other comprehensive loss	(2,843)	(702)	(1,183)
Total stockholders' equity	2,127,996	2,103,229	1,949,449
Total liabilities and stockholders' equity	$2,489,374	$2,456,520	$2,327,073

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Mar. 28,	Mar. 29,
	2026	2025
	Q4'26	Q4'25
Cash flows from operating activities:
Net income	$81,805	$71,267
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,346	13,150
Stock-based compensation expense	19,847	19,491
Deferred income taxes	(10,947)	(7,497)
Loss on retirement or write-off of long-lived assets	—	1
Other non-cash charges	(213)	(33)
Net change in operating assets and liabilities:
Accounts receivable, net	58,840	45,934
Inventories	(51,388)	(23,534)
Prepaid wafers	18,140	21,061
Other assets	6,333	11,341
Accounts payable and other accrued liabilities	10,080	(17,937)
Income taxes payable	5,577	(2,858)
Net cash provided by operating activities	151,420	130,386
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	34,158	9,392
Purchases of available-for-sale marketable securities	(86,172)	(13,322)
Purchases of property, equipment and software	(2,396)	(3,429)
Investments in technology	—	(5,752)
Net cash used in investing activities	(54,410)	(13,111)
Cash flows from financing activities:
Issuance of common stock, net of shares withheld for taxes	875	—
Repurchase of stock to satisfy employee tax withholding obligations	(5,038)	(4,099)
Repurchase and retirement of common stock	(69,999)	(100,000)
Net cash used in financing activities	(74,162)	(104,099)
Net increase in cash and cash equivalents	22,848	13,176
Cash and cash equivalents at beginning of period	778,082	526,444
Cash and cash equivalents at end of period	$800,930	$539,620

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Mar. 28,	Mar. 28,	Dec. 27,	Sep. 27,	Jun. 28,
	2026	2026	2025	2025	2025
	Q4'26	Q4'26	Q3'26	Q2'26	Q1'26

Net cash provided by operating activities (GAAP)	$650,599	$151,420	$290,834	$92,214	$116,131
Capital expenditures	(14,836)	(2,396)	(5,160)	(4,510)	(2,770)
Free Cash Flow (Non-GAAP)	$635,763	$149,024	$285,674	$87,704	$113,361

Cash Flow from Operations as a Percentage of Revenue (GAAP)	33%	34%	50%	16%	29%
Capital Expenditures as a Percentage of Revenue (GAAP)	1%	1%	1%	1%	1%
Free Cash Flow Margin (Non-GAAP)	32%	33%	49%	16%	28%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q1 FY27
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$155 - 161
Stock-based compensation expense	(21)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$132 - 138